Exhibit 99.1
Harte Hanks Board Announces Expiration of “Go-Shop Period” and Designation of “Exempted Parties”
September 15, 2026 – Harte Hanks, Inc. (“Harte Hanks” or the “Company”) announced today the expiration of the “Go-Shop Period” set forth in the previously announced Agreement and Plan of Merger with Star Equity Holdings, Inc. (“Star”), dated as of August 14, 2026 (the “Star Merger Agreement”), the receipt of “Acquisition Proposals” (as defined in the Star Merger Agreement), and the Company’s provision to Star of the Exempted Party designation notice pursuant to Section 5.3(a) of the Star Merger Agreement.
As previously announced, under the terms of the Star Merger Agreement, Star has agreed to acquire Harte Hanks. As previously announced, the Star Merger Agreement permits Harte Hanks stockholders to elect to receive $5.00 in cash or 0.50 shares of Star’s publicly traded 10% Series A Cumulative Perpetual Preferred Stock for each eligible share of Harte Hanks common stock, subject to the election and proration provisions of the Star Merger Agreement. Aggregate cash consideration, including cash in lieu of fractional shares, is capped at $19.2 million.
During the Go-Shop Period, Harte Hanks and its advisors actively solicited interest from 93 third parties to determine whether they had any interest in making a proposal to acquire Harte Hanks. The Company entered into confidentiality agreements with a subset of those parties and, prior to the expiration of the Go-Shop Period, the Company received Acquisition Proposals.
On September 11, 2026, after consultation with the Company’s Board of Directors (the “Board”), outside financial advisors and legal counsel, the Company delivered to Star the Exempted Party designation notice pursuant to Section 5.3(a) of the Star Merger Agreement. At this time, the Board has not determined that any proposal constitutes a Superior Proposal, and there can be no assurances that a Superior Proposal will result from any proposal or that any alternative transaction will be entered into or consummated.
Under the Star Merger Agreement, if the Company terminates the Star Merger Agreement in accordance with its terms to enter into a definitive agreement for a Superior Proposal after the end of the Go-Shop Period, the Company must pay, or cause to be paid, a termination fee of $1,152,000 to Star prior to or concurrently with such termination.
At this time, the Company remains subject to the Star Merger Agreement and is working to consummate the transactions under the Star Merger Agreement, which remains in effect unless and until it is terminated. Accordingly, subject to and as required by the Star Merger Agreement, the Board has not made a “Company Board Recommendation Change” (as defined in the Star Merger Agreement) and reaffirms its “Company Board Recommendation” (as defined in the Star Merger Agreement) of the Star Merger Agreement. The Company does not intend to disclose developments with respect to this process unless and until it determines it is appropriate to do so, subject to the terms of the Star Merger Agreement.
The foregoing description of the Star Merger Agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the Star Merger Agreement, which Harte Hanks has filed on Form 8-K.
Advisors
Citizens Capital Markets & Advisory is serving as lead financial advisor and Oaklins DeSilva + Phillips is serving as financial advisor to Harte Hanks. Baker Botts L.L.P. is serving as legal advisor to Harte Hanks.
About Harte Hanks
Harte Hanks, Inc. is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics and actionable insights, combined with seamless program execution. Harte Hanks delivers marketing, customer care, sales, data, fulfillment and logistics solutions that help brands build stronger relationships with their customers.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the federal securities laws. All such statements are qualified by this cautionary note, which is provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. Examples in this communication

Exhibit 99.1
include statements regarding whether any Acquisition Proposal will result in a Superior Proposal; the continuation and outcome of discussions or negotiations with any Exempted Party; whether the Company will enter into or complete an alternative transaction or those transactions under the Star Merger Agreement; and the effect of these developments on the pending Merger with Star. There can be no assurance that any transaction will be completed.
These forward-looking statements are based on current information, expectations, and estimates and involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. A discussion of some of these risks, uncertainties, assumptions, and other factors can be found in our filings with the SEC, including the factors discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 10-K”), “Part II - Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q, and in our other reports filed or furnished with the SEC. The forward-looking statements included in this current report and those included in our other public filings, press releases, our website, and oral and written presentations by management are made only as of the respective dates thereof, and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future, except as required by law.
Important Information About the Proposed Transaction
In connection with the proposed transaction, Star intends to file with the SEC a registration statement on Form S-4 to register the shares of 10% Series A Cumulative Perpetual Preferred Stock of Star to be issued to stockholders of Harte Hanks in connection with the proposed transaction. The registration statement will include a document that serves as a prospectus of Star and a proxy statement of Harte Hanks (the “proxy statement/prospectus”), and each of Star and Harte Hanks will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARTE HANKS AND STAR, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.
After the registration statement has been declared effective, a definitive proxy statement/prospectus will be mailed to the stockholders of Harte Hanks. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Harte Hanks with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of such documents filed with the SEC by Harte Hanks and Star, including the proxy statement/prospectus (when available), will be available free of charge from Harte Hanks’s website at www.hartehanks.com under the “Investor Relations” link.
Participants in the Solicitation
Harte Hanks, Star, their respective directors and certain of their respective officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information regarding the names, affiliations and interests of certain of Harte Hanks’s directors and executive officers in the solicitation and their ownership of Harte Hanks common stock is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 17, 2026, its subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2026 and August 14, 2026, its definitive proxy statement for the 2026 annual meeting of stockholders filed with the SEC on April 9, 2026 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Information regarding the names, affiliations and interests of certain of Star is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 20, 2026, its subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2026 and August 14, 2026, its definitive proxy statement for the 2026 annual meeting of stockholders filed with the SEC on April 30, 2026 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation

Exhibit 99.1
and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.